[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) HIGH YIELD
                               OPPORTUNITIES FUND

                               ANNUAL REPORT o JANUARY 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 44 for details.
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 26
Notes to Financial Statements ............................................. 33
Independent Auditors' Report .............................................. 42
Trustees and Officers ..................................................... 47

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter five months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been quite volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John F. Addeo]
     John F. Addeo

For the 12 months ended January 31, 2002, Class A shares of the fund provided a total return of -0.30%, Class B shares -1.07%, Class C shares -0.94%, and Class I shares -0.74%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -4.97% return for the fund's benchmark, the Lehman Brothers High Yield Composite Bond Index (the Lehman Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -3.74%.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE LEHMAN INDEX AND LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. The fund's holdings in emerging markets provided a significant boost to performance. Our team of emerging market analysts did a great job identifying opportunities overseas and avoiding problem areas in the process. Other positive contributors were the fund's defensive holdings, which helped preserve investors' capital during a difficult period for the high-yield market. Holdings in the gaming and media sectors showed improving cash flows and profitability outlooks, and names such as Charter Communications, and MGM Grand remained prominent positions during the period. Holdings in companies such as Lyondell Chemical in the basic materials sector were increased during the period as we began to see the potential for improving business fundamentals and because we saw a rebound in economic activity which helped basic materials companies such as Lyondell.

Q.  CAN YOU TELL US MORE ABOUT THE FUND'S INVESTMENTS IN EMERGING MARKETS?

A. In aggregate, emerging market debt benefited from an extremely powerful rally during the last three months of the period and performed relatively well over the entire period. However, the sum total performance masked large disparities among emerging market countries. Argentina finally succumbed to an intractable economic recession and escalating debt burden by defaulting on its obligations, and its debt lost more than 57% of its value in the fourth quarter of 2001. In contrast, the debt of most other emerging market countries registered positive returns due to growing investor confidence in a United States and a global economic recovery.

    In this environment, the fund rose significantly and outperformed the benchmark during the period. The fund benefited most from its significant underweighted position in Argentina. An overweighted position in Russia also contributed to performance as the country continued to benefit from strong oil exports, progress on private sector reforms, and continued political stability.

Q.  WHICH HOLDINGS WERE A DRAG ON PERFORMANCE?

A. Our telecommunications holdings continued to be a drag on performance. We started last year slightly overweighted in this industry, but reduced our exposure in response to deteriorating business fundamentals in the first half of 2001. At the end of the period, we were slightly underweighted in the telecommunications sector. Given the economic slowdown, we also reduced exposure to cyclical industries such as steel and paper in the first half of the year. While these decisions benefited performance, many of our remaining holdings in these areas detracted from total return during the first half of the period.

Q. CAN YOU TELL US MORE ABOUT THE OVERALL INVESTMENT ENVIRONMENT FOR HIGH-YIELD SECURITIES?

A. During the past year, the high-yield market contended with an extraordinary confluence of events. They included an increase in defaults, a recession, rapid changes in mutual fund flows, volatility in new issuance, domestic terrorist attacks, and a dramatic weakening in telecommunications fundamentals. In fact, two of the largest sectors of the high-yield market -- wireline and wireless telecommunications and cable TV -- experienced extremely difficult business environments. The wireline telecommunications sector in particular was confronted with weak fundamentals, lack of funding, overcapacity, and a risk-averse market environment during most of 2001.

Q. IN ADDITION TO ADDING DEFENSIVE NAMES IN THE MEDIA, GAMING, AND HEALTH CARE SECTORS, WHAT OTHER STRATEGIES DID YOU PURSUE IN THIS DIFFICULT ENVIRONMENT?

A. We added "BB"-rated bonds across a broad range of sectors, given the relatively reliable cash flow of these companies. In particular, higher-quality bonds across most sectors of the market performed well for the portfolio during the period. Strong security selection combined with adding to defensive sectors such as energy, containers, and broadcasting also helped performance during the period. Although some travel-related bonds registered some of the largest price declines following the September 11 attacks, the portfolio was well positioned in better-quality names, which have since recovered most of their initial losses.

Q.  WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. In the near term, there could be continued uncertainty in the high-yield market. While we think the Federal Reserve Board and the U.S. government have done an excellent job containing the economic downturn, corporate earnings are expected to remain weak for at least the next quarter or two. Despite this uncertainty, however, we think there are still attractive high-yield opportunities out there. Spreads -- the difference in available yields between high-yield investments and Treasuries -- remain wide on a historical basis. In addition, barring any unforeseen financial or political crisis, with the economy at a potential low point, we think the stage is set for better times for the high-yield market and the fund.

    /s/ John F. Addeo

        John F. Addeo
        Portfolio Manager

Note to Shareholders: Effective December 31, 2001, John F. Addeo became the sole manager of the fund. The fund was previously managed jointly by John F. Addeo and Robert T. Manning.

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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JOHN F. ADDEO, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R))
AND PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS.

JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999, ASSOCIATE PORTFOLIO MANAGER IN 2000, AND PORTFOLIO MANAGER IN 2001. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES.

HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including the exchange privilege and charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                    SEEKS HIGH CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JULY 1, 1998

  CLASS INCEPTION:              CLASS A  JULY 1, 1998
                                CLASS B  JULY 1, 1998
                                CLASS C  JULY 1, 1998
                                CLASS I  JULY 1, 1998

  SIZE:                         $96.3 MILLION NET ASSETS AS OF JANUARY 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 2002. Index information is from July 1, 1998.)


                            MFS High Yield           Lehman Brothers
                          Opportunities Fund       High Yield Composite
                              - Class A                Bond Index
          "7/98"              $ 9,525                   $10,000
          "1/99"                8,625                     9,824
          "1/00"                9,846                     9,876
          "1/01"               10,170                     9,868
          "1/02"               10,139                     9,377

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002

CLASS A
                                                  1 Year     3 Year      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          -0.30%    +17.56%     +6.45%
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Average Annual Total Return Excluding Sales
  Charge                                          -0.30%    + 5.54%     +1.76%
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Average Annual Total Return Including Sales
  Charge                                          -5.04%    + 3.84%     +0.39%
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CLASS B
                                                  1 Year     3 Year      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          -1.07%    +15.27%     +4.09%
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Average Annual Total Return Excluding Sales
  Charge                                          -1.07%    + 4.85%     +1.12%
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Average Annual Total Return Including Sales
  Charge                                          -4.63%    + 4.09%     +0.54%
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CLASS C
                                                  1 Year     3 Year      Life*
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Cumulative Total Return Excluding Sales
  Charge                                          -0.94%    +15.34%     +3.94%
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Average Annual Total Return Excluding Sales
  Charge                                          -0.94%    + 4.87%     +1.08%
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Average Annual Total Return Including Sales
  Charge                                          -1.83%    + 4.87%     +1.08%
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CLASS I
                                                  1 Year     3 Year      Life*
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Cumulative Total Return Excluding Sales
  Charge                                          -0.74%    +18.44%     +7.83%
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Average Annual Total Return Excluding Sales
  Charge                                          -0.74%    + 5.80%     +2.12%
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COMPARATIVE INDICES(+)
                                                  1 Year     3 Year      Life*
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Average high current yield fund+                  -3.74%    - 1.44%     -2.29%
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Lehman Brothers High Yield Bond Index#            -4.97%    - 1.54%     -1.78%
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  * For the period from the commencement of the fund's investment operations,
    July 1, 1998, through January 31, 2002. Index information is from
    July 1, 1998.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2002

PORTFOLIO STRUCTURE

              High Yield Corporates                   63.2%
              Emerging Markets                        20.3%
              Cash                                    13.0%
              Domestic Equity                          2.0%
              High Grade Corporates                    0.8%
              Convertible Domestic                     0.7%


The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS High Yield Opportunities Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the Trust were elected as follows:

                                                     NUMBER OF SHARES
                                            ----------------------------------
NOMINEE                                          FOR        WITHHOLD AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                            6,079,022.599         155,794.116
John W. Ballen                               6,079,022.599         155,794.116
Lawrence H. Cohn                             6,079,022.599         155,794.116
J. David Gibbons                             6,079,022.599         155,794.116
William R. Gutow                             6,071,951.749         162,864.926
J. Atwood Ives                               6,079,022.599         155,794.116
Abby M. O'Neill                              6,079,022.599         155,794.116
Lawrence T. Perera                           6,079,022.599         155,794.116
William J. Poorvu                            6,079,022.599         155,794.116
Arnold D. Scott                              6,079,022.599         155,794.116
J. Dale Sherratt                             6,079,022.599         155,794.116
Elaine R. Smith                              6,071,951.749         162,864.926
Ward Smith                                   6,079,022.599         155,794.116

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                          5,054,745.034
Against                                        102,253.162
Abstain                                        189,874.479
Broker Non-votes                               887,944.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                          5,039,692.179
Against                                        112,366.068
Abstain                                        194,814.428
Broker Non-votes                               887,944.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                          5,954,633.428
Against                                        110,069.285
Abstain                                        170,113.962

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending January 31, 2002.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                          6,080,833.977
Against                                         13,248.964
Abstain                                        140,733.734

PORTFOLIO OF INVESTMENTS -- January 31, 2002

Bonds - 80.8%
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                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 56.5%
  Advertising & Broadcasting - 5.2%
    Acme Television LLC, 10.875s, 2004                                  $    290             $   285,650
    Benedek Communications Corp., 13.25s, 2006**                             200                 144,000
    CD Radio, Inc., 14.5s, 2009                                              250                 132,500
    Echostar Broadband Corp., 10.375s, 2007                                  740                 788,100
    Echostar DBS Corp., 9.375s, 2009                                         170                 176,800
    Emmis Communications, 12.5s, 2011                                        915                 630,206
    Granite Broadcasting Corp., 10.375s, 2005                                251                 238,450
    LIN Holdings Corp., 0s to 2003, 10s to 2008                              775                 542,500
    LIN Television Corp., 8s, 2008##                                         175                 178,500
    Paxon Communications Corp., 10.75s, 2008##                               160                 168,800
    Paxon Communications Corp., 10.25s, 2009##                               335                 212,725
    Primedia, Inc., 8.875s, 2011##                                           305                 275,262
    Radio One, Inc., 8.875s, 2011##                                          215                 223,063
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                         350                 353,500
    XM Satellite Radio, Inc., 14s, 2010                                      300                 225,000
    Young Broadcasting, Inc., 8.5s, 2008##                                   425                 436,156
                                                                                             -----------
                                                                                             $ 5,011,212
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.5%
    Argo Tech Corp., 8.625s, 2007                                       $    145             $   117,450
    K & F Industries, Inc., 9.25s, 2007                                      375                 380,625
                                                                                             -----------
                                                                                             $   498,075
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Synthetic Industries, Inc., 13s, 2008**                             $    175             $    52,500
    Westpoint Stevens, Inc., 7.875s, 2005 - 2008                             655                 181,100
                                                                                             -----------
                                                                                             $   233,600
--------------------------------------------------------------------------------------------------------
  Automotive - 3.5%
    Advanced Accessory Systems LLC, 9.75s, 2007                         $    550             $   456,500
    American Axle & Manufacturing, Inc., 9.75s, 2009                         535                 556,400
    Collins & Aikman Products Co., 10.75s, 2011##                            140                 141,400
    Dura Operating Corp., 9s, 2009                                           540                 502,200
    Hayes Lemmerz International, Inc., 11.875s, 2006##**                     405                 206,550
    Hayes Wheels International, Inc., 11s, 2006**                            105                   4,725
    Motors & Gears, Inc., 10.75s, 2006                                       880                 818,400
    Navistar International Corp., 9.375s, 2006##                              85                  90,100
    Oxford Automotive, Inc., 10.125s, 2007**                                  35                   6,825
    Venture Holdings Trust, 11s, 2007                                        750                 622,500
                                                                                             -----------
                                                                                             $ 3,405,600
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Alliance Imaging, Inc., 10.375s, 2011##                             $    230             $   242,650
--------------------------------------------------------------------------------------------------------
  Building - 2.3%
    American Standard, Inc., 7.375s, 2008                               $    465             $   471,975
    Atrium Cos, Inc., 10.5s, 2009                                            395                 371,300
    Building Materials Corp. of America, 7.75s, 2005                         635                 533,400
    Formica Corp., 10.875s, 2009**                                           130                  23,237
    MMI Products, Inc., 11.25s, 2007##                                       405                 384,750
    Nortek, Inc., 9.25s, 2007                                                450                 459,000
                                                                                             -----------
                                                                                             $ 2,243,662
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    Silicon Graphics, Inc., 5.25s, 2004                                 $  1,000             $   687,500
--------------------------------------------------------------------------------------------------------
  Business Services - 2.0%
    General Binding Corp., 9.375s, 2008                                 $    880             $   748,000
    International Wire Group, Inc., 11.75s, 2005                             600                 510,000
    Williams Scotsman, Inc., 9.875s, 2007                                    665                 658,350
                                                                                             -----------
                                                                                             $ 1,916,350
--------------------------------------------------------------------------------------------------------
  Cellular Phones
    Teligent, Inc., 11.5s, 2007**                                       $    175             $       438
--------------------------------------------------------------------------------------------------------
  Chemicals - 3.6%
    Acetex Corp., 10.875s, 2009                                         $    465             $   469,650
    Huntsman ICI Holdings, 0s, 2009                                          475                 109,250
    Huntsman ICI Holdings, 10.125s, 2009                                     455                 418,600
    Lyondell Chemical Co., 9.625s, 2007                                       50                  49,875
    Lyondell Chemical Co., 9.875s, 2007                                      190                 184,300
    Lyondell Chemical Co., 10.875s, 2009                                   1,325               1,215,687
    Macdermid, Inc., 9.125s, 2011##                                          250                 257,500
    Noveon, Inc., 11s, 2011                                                  250                 261,250
    Sovereign Specialty Chemicals, 11.875s, 2010                             220                 212,300
    Sterling Chemicals, Inc., 11.75s, 2006**                                 125                  11,875
    Sterling Chemicals, Inc., 12.375s, 2006**                                310                 254,200
    Sterling Chemicals, Inc., 13.5s, 2008**                                  295                     738
                                                                                             -----------
                                                                                             $ 3,445,225
--------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009                       $    250             $   242,500
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.5%
    D.R. Horton, Inc., 8s, 2009                                         $    280             $   283,500
    D.R. Horton, Inc., 9.75s, 2010                                           135                 141,919
    Meritage Corp., 9.75s, 2011##                                             60                  62,700
                                                                                             -----------
                                                                                             $   488,119
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    Interface, Inc., 10.375s, 2010##                                    $    300             $   310,875
    Remington Products Co. LLC, 11s, 2006                                    100                  82,750
    Samsonite Corp., 10.75s, 2008                                            320                 208,000
    Sealy Mattress Co., 9.875s, 2007##                                       415                 423,300
    Simmons Co., 10.25s, 2009                                                385                 392,700
                                                                                             -----------
                                                                                             $ 1,417,625
--------------------------------------------------------------------------------------------------------
  Containers - 2.6%
    Applied Extrusion Technologies, Inc., 10.75s, 2011##                $    250             $   258,750
    Ball Corp., 8.25s, 2008                                                  325                 341,656
    Consolidated Container Co., 10.125s, 2009                                450                 315,000
    Pliant Corp., 13s, 2010                                                  815                 827,225
    Plastipak Holdings, 10.75s, 2011##                                       380                 406,600
    Silgan Holdings, Inc., 9s, 2009                                          320                 332,000
                                                                                             -----------
                                                                                             $ 2,481,231
--------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    MOOG, Inc., 10s, 2006                                               $    250             $   255,000
--------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    P&L Coal Holdings Corp., 9.625s, 2008                               $    322             $   343,333
--------------------------------------------------------------------------------------------------------
  Energy - Independent - 2.0%
    Belden & Blake Corp., 9.875s, 2007                                  $    750             $   630,000
    Chesapeake Energy Corp., 8.125s, 2011##                                  700                 665,000
    Continental Resources, Inc., 10.25s, 2008                                 25                  21,750
    Pemex Project, 9.125s, 2010##                                            617                 654,020
                                                                                             -----------
                                                                                             $ 1,970,770
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    AMC Entertainment, Inc., 9.5s, 2011                                 $    165             $   157,575
    Regal Cinemas Corp., 9.375s, 2012##                                       75                  76,125
                                                                                             -----------
                                                                                             $   233,700
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    Michael Foods Acquisition Corp., 11.75s, 2011##                     $    480             $   520,800
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 2.4%
    Appleton Papers, Inc., 12.5s, 2008##                                $    245             $   231,525
    Fibermark, Inc., 10.75s, 2011                                            500                 415,000
    Gaylord Container Corp., 9.375s, 2007                                    110                  95,700
    Gaylord Container Corp., 9.75s, 2007                                      50                  43,500
    Riverwood International Corp., 10.25s, 2006                              315                 326,025
    Riverwood International Corp., 10.625s, 2007##                           250                 264,375
    Riverwood International Corp., 10.875s, 2008                             150                 154,875
    U.S. Timberlands, 9.625s, 2007                                         1,240                 806,000
                                                                                             -----------
                                                                                             $ 2,337,000
--------------------------------------------------------------------------------------------------------
  Gaming - 5.7%
    Ameristar Casinos, Inc., 10.75s, 2009                               $    140             $   152,250
    Argosy Gaming Co., 10.75s, 2009                                           40                  44,300
    Argosy Gaming Co., 9s, 2011##                                            105                 111,300
    Autotote Corp., 12.5s, 2010                                              130                 141,700
    Aztar Corp., 8.875s, 2007                                                245                 251,737
    Boyd Gaming Corp., 9.5s, 2007##                                          150                 153,000
    Boyd Gaming Corp., 9.25s, 2009                                           250                 260,625
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                 375                 388,125
    HMH Properties, Inc., 8.45s, 2008                                        260                 253,500
    Hollywood Park, Inc., 9.25s, 2007                                        625                 537,500
    Host Marriott LP, 9.5s, 2007##                                           175                 182,438
    Mandalay Resort Group, 9.5s, 2008                                        135                 144,619
    MGM Grand, Inc., 9.75s, 2007                                             355                 378,962
    MGM Mirage, 8.375s, 2011                                                 800                 809,000
    Park Place Entertainment, Corp., 8.875s, 2008                            475                 491,625
    Station Casinos, Inc., 8.375s, 2008                                      450                 460,125
    Station Casinos, Inc., 9.875s, 2010                                      585                 611,325
    Vail Resorts, Inc., 8.75s, 2009##                                        165                 165,206
                                                                                             -----------
                                                                                             $ 5,537,337
--------------------------------------------------------------------------------------------------------
  Industrial - 0.7%
    Actuant Finance Corp., 13s, 2009                                    $    565             $   638,450
--------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.4%
    Willis Corroon Corp., 9s, 2009                                      $    330             $   341,550
--------------------------------------------------------------------------------------------------------
  Internet - 0.3%
    Exodus Communications, Inc., 11.25s, 2008**                         $    135             $    29,700
    Exodus Communications, Inc., 10.75s, 2009**                            1,000                 222,500
    Exodus Communications, Inc., 11.625s, 2010**                             200                  44,500
    PSINet, Inc., 11s, 2009**                                                295                  25,075
                                                                                             -----------
                                                                                             $   321,775
--------------------------------------------------------------------------------------------------------
  Machinery - 1.7%
    Agco Corp., 9.5s, 2008                                              $    435             $   460,013
    Blount, Inc., 7s, 2005                                                   420                 344,400
    Blount, Inc., 13s, 2009                                                   40                  19,200
    Columbus McKinnon Corp., 8.5s, 2008                                      175                 158,375
    International Knife & Saw, Inc., 11.375s, 2006**                          50                   1,000
    Manitowoc Co., Inc., 10.375s, 2011##                                     150                 132,746
    Numatics, Inc., 9.625s, 2008                                             270                 141,750
    Terex Corp., 10.375s, 2011##                                             310                 328,600
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008**                   120                     600
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                   100                  37,500
                                                                                             -----------
                                                                                             $ 1,624,184
--------------------------------------------------------------------------------------------------------
  Media - Cable - 3.4%
    Adelphia Communications Corp., 9.375s, 2009                         $    200             $   200,250
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008                   100                  82,375
    Century Communications Corp., 0s, 2008                                   240                 124,800
    Charter Communications Holdings, 8.25s, 2007                             565                 542,400
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011             1,100                 803,000
    FrontierVision Holding LP, 11.875s, 2007                                 100                 107,500
    FrontierVision Operating Partnership LP, 11s, 2006                        70                  72,975
    Mediacom LLC, 9.5s, 2013##                                               215                 227,900
    Mediacom LLC, 11s, 2013##                                                235                 258,500
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                    880                 277,200
    NTL, Inc., 0s to 2003, 9.75s to 2008##                                    55                  18,425
    Panamsat Corp., 8.5s, 2012##                                             245                 244,387
    Telemundo Holdings, Inc., 11.5s, 2008                                    310                 291,400
                                                                                             -----------
                                                                                             $ 3,251,112
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.6%
    Alaris Medical Systems, Inc., 11.625s, 2006                         $    175             $   192,063
    Insight Health Services Corp., 9.875s, 2011##                            100                 103,500
    Triad Hospitals, Inc., 8.75s, 2009##                                     280                 298,900
                                                                                             -----------
                                                                                             $   594,463
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Century Aluminum Company, 11.75s, 2008##                            $    445             $   462,800
    Doe Run Resources Corp., 11.25s, 2005                                     65                  12,350
    Jorgensen (Earle M.) Co., 9.5s, 2005                                     420                 413,700
                                                                                             -----------
                                                                                             $   888,850
--------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.6%
    El Paso Energy Partners, 8.5s, 2011##                               $    600             $   615,000
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.7%
    Gulfmark Offshore, Inc., 8.75s, 2008                                $    250             $   238,750
    Lomak Petroleum, Inc., 6s, 2007                                          955                 703,119
    Mission Resources Corp., 10.875s, 2007##                                 355                 315,950
    Sesi LLC, 8.875s, 2011##                                                 220                 207,075
    Tesoro Petroleum Corp., 9s, 2008                                         150                 151,875
                                                                                             -----------
                                                                                             $ 1,616,769
--------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Stone Energy Corp., 8.25s, 2011##                                   $    120             $   120,600
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Allied Waste North America, Inc., 7.625s, 2006                      $    150             $   146,625
    Allied Waste North America, Inc., 10s, 2009                              400                 406,000
                                                                                             -----------
                                                                                             $   552,625
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Transwestern Publishing Co., 9.625s, 2007##                         $     75             $    78,750
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Prime Hospitality Corp., 9.75s, 2007                                $    150             $   155,250
--------------------------------------------------------------------------------------------------------
  Retail - 1.5%
    Advance Stores, Inc., 10.25s, 2008##                                $    160             $   166,600
    Finlay Fine Jewelry Corp., 8.375s, 2008                                  160                 146,800
    Gap, Inc., 8.8s, 2008##                                                  410                 383,663
    J.Crew Operating Corp., 10.375s, 2007                                    870                 713,400
                                                                                             -----------
                                                                                             $ 1,410,463
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    Haynes International, Inc., 11.625s, 2004                           $    155             $    77,500
--------------------------------------------------------------------------------------------------------
  Steel - 1.9%
    Alaska Steel Corp., 7.875s, 2009                                    $    140             $   138,250
    California Steel Industries, Inc., 8.5s, 2009                            250                 247,500
    Commonwealth Aluminum Corp., 10.75s, 2006                                125                 122,812
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002**                         435                 291,450
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003**                         625                 156,250
    National Steel Corp., 9.875s, 2009                                     1,000                 362,500
    Northwestern Steel & Wire Co., 9.5s, 2049**                               20                       0
    Renco Steel Holdings, Inc., 10.875s, 2005                                 75                   7,500
    WCI Steel, Inc., 10s, 2004##                                             750                 457,500
                                                                                             -----------
                                                                                             $ 1,783,762
--------------------------------------------------------------------------------------------------------
  Supermarket - 0.9%
    Fleming Cos., Inc., 10.625s, 2007                                   $    275             $   255,750
    Fleming Cos., Inc., 10.125s, 2008                                        450                 452,250
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                        45                      56
    Pathmark Stores, Inc., 8.75s, 2012##                                     115                 117,013
                                                                                             -----------
                                                                                             $   825,069
--------------------------------------------------------------------------------------------------------
  Technology - 0.3%
    Unisystem Corp., 7.875s, 2008                                       $    265             $   261,025
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 4.5%
    Alamosa Holdings, Inc., 0s to 2005, 12.875s to 2010                 $  1,085             $   596,750
    American Cellular Corp., 9.5s, 2009##                                    595                 559,300
    American Tower Corp., 9.375s, 2009                                       400                 278,000
    Centennial Cellular Operating Co., 10.75s, 2008                          235                 155,100
    Dobson Communications Corp., 10.875s, 2010                               105                 105,000
    McCaw International Ltd., 0s to 2002, 13s to 2007**                      705                  59,925
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                   425                 280,500
    Nextel Communications, Inc., 9.375s, 2009                                215                 153,725
    Nextel Communications, Inc., 9.5s, 2011                                  690                 483,000
    Nextel International, Inc., 0s to 2003, 12.125s to 2008**                 15                   1,050
    Nextel Partners, Inc., 12.5s, 2009##                                     175                 146,125
    Rural Cellular Corp., 9.75s, 2010##                                      225                 210,375
    SBA Communications Corp., 0s to 2003, 12s to 2008                        785                 518,100
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                   775                 201,500
    Spectrasite Holdings, Inc., 10.75s, 2010                                 125                  55,000
    Telecorp PCS, Inc., 10.625s, 2010                                        150                 171,000
    Triton PCS, Inc., 0s to 2003, 11s to 2008                                160                 142,400
    Triton PCS, Inc., 8.75s, 2011##                                          275                 268,125
                                                                                             -----------
                                                                                             $ 4,384,975
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.2%
    Allegiance Telecommunications, Inc., 0s to 2003, 11.75s to 2008     $    270             $   108,000
    Allegiance Telecommunications, Inc., 12.875s, 2008##                     330                 217,800
    Focal Communications Corp., 0s to 2003, 12.125s to 2008                  135                  40,500
    Focal Communications Corp., 11.875s, 2010                                 90                  37,800
    Hyperion Telecommunications, Inc., 12s, 2007**                           120                   1,800
    ICG Holdings, Inc., 12.5s, 2006**                                         95                   6,532
    ITC Deltacom, Inc., 9.75s, 2008                                          700                 259,000
    MJD Communications, Inc., 9.5s, 2008                                      60                  54,000
    Nextlink Communications, Inc., 10.75s, 2009**                            230                  29,900
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009**              325                  32,500
    Time Warner Telecommunications LLC, 9.75s, 2008                          550                 412,500
    Worldwide Fiber, Inc., 12s, 2009**                                       125                     156
                                                                                             -----------
                                                                                             $ 1,200,488
--------------------------------------------------------------------------------------------------------
  Tire & Rubber
    Day International Group, Inc., 11.125s, 2005                        $     42             $    39,060
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    AES Corp., 8.875s, 2011                                             $    120             $   103,200
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $54,396,647
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 24.3%
  Algeria - 0.3%
    Republic of Algeria, 4.313s, 2004                                   $    354             $   324,531
--------------------------------------------------------------------------------------------------------
  Belgium - 0.1%
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecom - Wireline)**                                            $     25             $     2,312
    Tele1 Europe B.V., 13s, 2009 (Telecom - Wireline)                        335                 107,200
                                                                                             -----------
                                                                                             $   109,512
--------------------------------------------------------------------------------------------------------
  Bermuda
    Global Crossing Holdings Ltd., 8.7s, 2007 (Telecom - Wireline)**    $    240             $    18,000
    Global Crossing Holdings Ltd., 9.5s, 2009 (Telecom - Wireline)**          80                   4,000
                                                                                             -----------
                                                                                             $    22,000
--------------------------------------------------------------------------------------------------------
  Brazil - 4.1%
    Banco Nacional de Desenvolvi, 12.262s, 2008 (Banks and
      Credit Cos.)                                                      $    575             $   536,188
    Federal Republic of Brazil, 3.25s, 2009                                  147                 118,987
    Federal Republic of Brazil, 11s, 2012                                     65                  56,875
    Federal Republic of Brazil, 8s, 2014                                   1,335               1,029,502
    Federal Republic of Brazil, 8.875s, 2024                               1,392                 925,680
    Federal Republic of Brazil, 11s, 2040                                  1,726               1,331,609
                                                                                             -----------
                                                                                             $ 3,998,841
--------------------------------------------------------------------------------------------------------
  Bulgaria - 1.3%
    National Republic of Bulgaria, 2.813s, 2011                         $    994             $   854,806
    National Republic of Bulgaria, 2.813s, 2012                              400                 353,500
                                                                                             -----------
                                                                                             $ 1,208,306
--------------------------------------------------------------------------------------------------------
  Canada - 1.4%
    Canwest Media, Inc., 10.625s, 2011 (Advertising & Broadcasting)##   $     60             $    64,950
    Gt Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecom - Wireline)                                                   750                  97,500
    Hurricane Hydrocarbons Ltd., 12s, 2006 (Oils)                            540                 540,000
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                      455                 195,650
    Quebecor Media, Inc., 11.125s, 2011 (Advertising & Broadcasting)##       270                 293,625
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                       185                 188,931
                                                                                             -----------
                                                                                             $ 1,380,656
--------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.3%
    Dominican Republic, 9.5s, 2006##                                    $    234             $   244,530
--------------------------------------------------------------------------------------------------------
  Ecuador - 1.1%
    Ecuador Republic, 12s, 2012##                                       $    662             $   509,740
    Ecuador Republic, 5s, 2030##                                           1,038                 524,709
                                                                                             -----------
                                                                                             $ 1,034,449
--------------------------------------------------------------------------------------------------------
  Germany - 0.6%
    Callahan Nordrhein Westfallen, 14s, 2010 (Media - Cable)            $    600             $   282,000
    Cybernet Internet Services International, 14s, 2009
      (Telecom - Wireline)                                                    20                   2,800
    Ekabel Hessen, 14.5s, 2010 (Media - Cable)                               410                 168,100
    Messer Grieshiem Holding AG, 10.375s, 2011 (Chemicals)##          EUR    175                 157,878
                                                                                             -----------
                                                                                             $   610,778
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular, 13.5s, 2006 (Telecom - Wireless)   $    130             $    88,400
--------------------------------------------------------------------------------------------------------
  Mexico - 1.3%
    Corp. Durango S.A. de CV, 13.125s, 2006 (Forest &
      Paper Products)                                                   $    208             $   198,640
    Grupo Elektra S.A. de CV, 12s, 2008 (Utility - Other)                    352                 356,840
    Grupo Iusacell S.A. de CV, 14.25s, 2006 (Telecom - Wireless)             369                 398,520
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                   240                 255,000
                                                                                             -----------
                                                                                             $ 1,209,000
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Completel Europe N.V., 14s, 2009 (Telecom - Wireline)               $    160             $    28,800
    PTC International Finance B.V., 0s to 2002, 10.75s to 2007
      (Telecom - Wireless)                                                   447                 431,355
    United International Holdings, 0s to 2003, 10.75s to 2008
      (Media - Cable)                                                        170                  66,300
    United Pan-Europe, 10.875s, 2009 (Media - Cable)**                       100                  10,750
    United Pan-Europe, 11.25s, 2010 (Media - Cable)**                         45                   4,950
    United Pan-Europe, 0s to 2005, 13.75s to 2010 (Media - Cable)**          830                  78,850
    Versatel Telecom B.V., 13.25s, 2008 (Telecom - Wireline)                 400                 131,250
    Yell Finance B.V., 10.75s, 2011 (Printing & Publishing)##                250                 265,000
                                                                                             -----------
                                                                                             $ 1,017,255
--------------------------------------------------------------------------------------------------------
  Norway - 0.5%
    Findexa li AS, 10.25s, 2011 (Printing & Publishing)##             EUR    275             $   248,094
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)                    $    275                 244,750
                                                                                             -----------
                                                                                             $   492,844
--------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Panama Republic, 9.625s, 2011                                       $    210             $   217,875
    Panama Republic, 10.75s, 2020                                             99                 106,920
    Panama Republic, 9.375s, 2029                                             88                  93,060
                                                                                             -----------
                                                                                             $   417,855
--------------------------------------------------------------------------------------------------------
  Peru - 0.2%
    Republic of Peru, 4s, 2017                                          $    265             $   193,450
--------------------------------------------------------------------------------------------------------
  Philippines - 0.7%
    Philippines Republic, 9.375s, 2017                                  $    210             $   207,375
    Philippines Republic, 10.625s, 2025                                      514                 508,860
                                                                                             -----------
                                                                                             $   716,235
--------------------------------------------------------------------------------------------------------
  Russia - 6.1%
    Govt. of Russia, 3s, 2008                                           $    669             $   428,160
    Kaztransoil Co., 8.5s, 2006 (Oils)##                                     352                 344,080
    Ministry of Finance Russia, 3s, 2006 - 2011                            3,206               2,109,490
    Mobile Telesystems Finance SA, 10.95s, 2004 (Telecom - Wireline)##       500                 505,000
    Republic of Ukraine, 11s, 2007+                                          625                 609,473
    Russian Federation, 5s, 2030##                                         3,039               1,853,866
                                                                                             -----------
                                                                                             $ 5,850,069
--------------------------------------------------------------------------------------------------------
  South Korea - 1.5%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                   $  1,248             $ 1,422,720
--------------------------------------------------------------------------------------------------------
  Turkey - 0.5%
    Republic of Turkey, 11.875s, 2030                                   $    477             $   477,000
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.7%
    British Telecom PLC, 11.875s, 2008 (Telecom - Wireline)             $    220             $   254,421
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008
      (Telecom - Wireline)**                                                 775                      78
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)                             80                  48,000
    Euramax International PLC, 11.25s, 2006 (Metals and Minerals)            510                 487,050
    Global Tele-Systems Ltd., 10.875s, 2008 (Telecom - Wireline)              20                      50
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)                              205                  71,750
    Ono Finance PLC, 13s, 2009 (Media - Cable)                               730                 503,700
    Ono Finance PLC, 14s, 2011 (Media - Cable)##                             125                  88,750
    Telewest Communications PLC, 9.625s, 2006 (Media - Cable)                125                  84,375
    Telewest Communications PLC, 0s to 2004, 9.875s to
      2009 (Media - Cable)                                                   310                 133,300
    Telewest Communications PLC, 9.875s, 2010 (Media - Cable)                165                 109,313
    Telewest Communications PLC, 0s to 2005, 11.375s to
      2010 (Media - Cable)                                                   625                 220,312
    United Biscuits Finance, 10.625s, 2011 (Food &
      Beverage Products)##                                            EUR    650                 625,861
                                                                                             -----------
                                                                                             $ 2,626,960
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $23,445,391
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $83,632,588)                                                   $77,842,038
--------------------------------------------------------------------------------------------------------

Stocks - 0.3%
--------------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Metals & Minerals
    Metal Management Inc.**                                               11,230             $    19,652
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.3%
  Netherlands
    Completel Europe N.V. (Telecom - Wireline)##                          11,250             $     9,000
    Versatel Telecom International N.V., ADR (Telecom -
      Wireline)                                                            2,621                   2,045
                                                                                             -----------
                                                                                             $    11,045
--------------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holding, ADR (Telecom - Wireline)                        2,201             $     1,695
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Colt Telecom Group PLC (Telecom - Wireline)                          400,000             $   300,000
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $   312,740
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $416,749)                                                     $   332,392
--------------------------------------------------------------------------------------------------------

Preferred Stock - 1.9%
--------------------------------------------------------------------------------------------------------
  Advertising & Broadcasting - 0.1%
    Paxon Communications Corp., 13.25s##                                      10             $    85,000
    Primedia, Inc., 8.625s                                                   650                  37,050
                                                                                             -----------
                                                                                             $   122,050
--------------------------------------------------------------------------------------------------------
  Media - Cable - 0.7%
    CSC Holdings, Inc., 11.125s                                            5,684             $   605,346
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.1%
    Crown Castle International Corp., 12.75s                                 869             $   530,090
    Nextel Communications, Inc., 11.125s                                     222                  91,020
    Rural Cellular Corp., 11.375s                                            652                 456,400
                                                                                             -----------
                                                                                             $ 1,077,510
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline
    Global Crossing Holdings Ltd., 10.5s**                                 1,052             $     1,052
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $2,157,939)                                          $ 1,805,958
--------------------------------------------------------------------------------------------------------

Warrants*
--------------------------------------------------------------------------------------------------------
    Cybernet Internet Services International (Computer Software)              20             $         0
    Gt Group Telecom, Inc. (Utilities - Telephone)                           750                   3,000
    Metricom, Inc. (Telecom - Wireline)                                      225                       0
    Ono Finance PLC (Media - Cable)                                          175                     897
    Ono Finance PLC (Media - Cable)                                          125                   1,266
    Pliant Corp. (Containers)##                                              815                   1,222
    Sirius Satellite Radio, Inc. (Entertainment)##                           300                   3,000
    XM Satellite Radio, Inc. (Utilities - Telephone)                         300                   6,000
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $196,013)                                                   $    15,385
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.5%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Corp., due 2/01/02                                 $    175             $   175,000
    Edison Asset Securitization LLC, due 2/01/02                           1,890               1,890,000
    General Electric Capital Corp., due 2/01/02                            1,774               1,774,000
    Gillette Co., due 2/01/02                                                497                 497,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $ 4,336,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 8.6%
--------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 1/31/02, due 2/01/02, total to be received
      $8,254,438 (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded account), at Cost          $  8,254             $ 8,254,000
--------------------------------------------------------------------------------------------------------

Put Option Purchased
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Republic of Brazil/February/77.625
      (Premiums Paid, $11,083)                                          $ 50,000             $     5,878
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $99,004,372)                                             $92,591,651

Put Option Written
--------------------------------------------------------------------------------------------------------
    Federal Republic of Brazil/February/74.625
      (Premiums Received, $4,618)                                       $ 50,000             $    (1,020)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 3.9%                                                          3,751,701
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $96,342,332
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.

An abbreviation has been used throughout this report to indicate amounts shown in currencies other than
U.S. Dollar. The abbreviation is shown below.

    EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JANUARY 31, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $99,004,372)             $ 92,591,651
  Cash                                                                  474,757
  Foreign currency, at identified cost and value                          2,321
  Net receivable for forward foreign currency exchange
    contracts to sell                                                     9,213
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                       32,614
  Receivable for investments sold                                       911,182
  Receivable for fund shares sold                                     3,478,195
  Interest and dividends receivable                                   2,197,722
                                                                   ------------
      Total assets                                                 $ 99,697,655
                                                                   ------------
Liabilities:
  Distributions payable                                            $    424,256
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                  2,538
  Payable for investments purchased                                   2,872,213
  Payable for fund shares reacquired                                     51,676
  Written options outstanding, at value (premiums
    received, $4,618)                                                     1,020
  Payable to affiliates -
    Management fee                                                        1,679
    Distribution and service fee                                          1,941
                                                                   ------------
      Total liabilities                                            $  3,355,323
                                                                   ------------
Net assets                                                         $ 96,342,332
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $108,899,284
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (6,370,651)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (6,110,471)
  Accumulated distributions in excess of net investment income          (75,830)
                                                                   ------------
      Total                                                        $ 96,342,332
                                                                   ============
Shares of beneficial interest outstanding                            13,599,907
                                                                   ============
Class A shares:
  Net asset value per share
    (net assets of $37,187,413 / 5,251,761 shares of beneficial
    interest outstanding)                                              $7.08
                                                                       =====
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                         $7.43
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $41,481,419 / 5,847,381 shares of beneficial
    interest outstanding)                                              $7.09
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $17,518,383 / 2,478,929 shares of beneficial
    interest outstanding)                                              $7.07
                                                                       =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $155,117 / 21,836 shares of beneficial
    interest outstanding)                                              $7.10
                                                                       =====
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $ 8,631,966
    Dividends                                                           127,871
                                                                    -----------
      Total investment income                                       $ 8,759,837
                                                                    -----------
  Expenses -
    Management fee                                                  $   465,858
    Trustees' compensation                                                4,152
    Shareholder servicing agent fee                                      71,427
    Distribution and service fee (Class A)                               83,753
    Distribution and service fee (Class B)                              328,957
    Distribution and service fee (Class C)                              148,258
    Administrative fee                                                    7,748
    Custodian fee                                                        40,839
    Printing                                                             42,328
    Postage                                                               9,030
    Auditing fees                                                        34,225
    Legal fees                                                           14,670
    Miscellaneous                                                       105,841
                                                                    -----------
      Total expenses                                                $ 1,357,086
    Fees paid indirectly                                                 (9,640)
    Reduction of expenses by investment adviser                        (320,619)
                                                                    -----------
      Net expenses                                                  $ 1,026,827
                                                                    -----------
        Net investment income                                       $ 7,733,010
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(5,450,010)
    Written option transactions                                           5,132
    Foreign currency transactions                                       (10,805)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(5,455,683)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $(2,584,587)
    Written options                                                       3,598
    Translation of assets and liabilities in foreign currencies          61,064
                                                                    -----------
      Net unrealized loss on investments and foreign currency
        translation                                                 $(2,519,925)
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $(7,975,608)
                                                                    -----------
          Decrease in net assets from operations                    $  (242,598)
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                                      2002                      2001
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $ 7,733,010               $ 4,477,610
  Net realized gain (loss) on investments and foreign
    currency transactions                                             (5,455,683)                  444,475
  Net unrealized loss on investments and foreign currency
    translation                                                       (2,519,925)               (4,045,839)
                                                                     -----------               -----------
    Increase (decrease) in net assets from operations                $  (242,598)              $   876,246
                                                                     -----------               -----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $(2,684,034)              $(1,670,932)
  From net investment income (Class B)                                (3,481,648)               (2,073,810)
  From net investment income (Class C)                                (1,580,627)                 (747,094)
  From net investment income (Class I)                                    (2,077)                   (7,708)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                    --                  (168,732)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                    --                  (199,236)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                    --                   (75,972)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                    --                      (535)
  In excess of net investment income (Class A)                           (20,047)                  (31,430)
  In excess of net investment income (Class B)                           (26,005)                  (39,008)
  In excess of net investment income (Class C)                           (11,806)                  (14,053)
  In excess of net investment income (Class I)                               (16)                     (145)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                           --                  (104,957)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                           --                  (123,932)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                           --                   (47,257)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                           --                      (332)
                                                                     -----------               -----------
    Total distributions declared to shareholders                     $(7,806,260)              $(5,305,133)
                                                                     -----------               -----------
Net increase in net assets from fund share transactions              $47,157,002               $37,947,621
                                                                     -----------               -----------
      Total increase in net assets                                   $39,108,144               $33,518,734
Net assets:
  At beginning of period                                              57,234,188                23,715,454
                                                                     -----------               -----------
  At end of period (including accumulated distributions in
    excess of net investment income of $75,830 and $59,042,
    respectively)                                                    $96,342,332               $57,234,188
                                                                     ===========               ===========

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED JANUARY 31,
                                                       ------------------------------------------              PERIOD ENDED
                                                           2002              2001            2000         JANUARY 31, 1999*
---------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.96            $ 8.79          $ 8.53                    $10.00
                                                         ------            ------          ------                    ------
Income from investment operations#(S)(S) -
  Net investment income(S)                               $ 0.80            $ 0.92          $ 0.91                    $ 0.54
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.85)            (0.67)           0.25                     (1.50)
                                                         ------            ------          ------                    ------
      Total from investment operations                   $(0.05)           $ 0.25          $ 1.16                    $(0.96)
                                                         ------            ------          ------                    ------
Less distributions declared to shareholders -
  From net investment income                             $(0.82)           $(0.95)         $(0.90)                   $(0.50)
  From net realized gain on investments and
    foreign currency transactions                          --               (0.07)           --                        --
  In excess of net investment income                      (0.01)            (0.02)           --                       (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                      --               (0.04)           --                        --
                                                         ------            ------          ------                    ------
      Total distributions declared to shareholders       $(0.83)           $(1.08)         $(0.90)                   $(0.51)
                                                         ------            ------          ------                    ------
Net asset value - end of period                          $ 7.08            $ 7.96          $ 8.79                    $ 8.53
                                                         ======            ======          ======                    ======
Total return(+)                                           (0.30)%            3.28%          14.17%                    (9.45)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.01%             1.02%           1.02%                     1.00%+
  Net investment income(S)(S)                             11.18%            11.43%          10.62%                    10.25%+
Portfolio turnover                                          133%              147%            158%                      127%
Net assets at end of period (000 Omitted)               $37,187           $19,982          $8,028                    $2,052

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
        Net investment income                            $ 0.77            $ 0.88          $ 0.83                    $ 0.33
        Ratios (to average net assets):
          Expenses##                                       1.46%             1.53%           2.00%                     4.90%+
          Net investment income                           10.73%            10.92%           9.64%                     6.35%+

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets was unaffected by this change. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED JANUARY 31,
                                                       ------------------------------------------              PERIOD ENDED
                                                           2002              2001            2000         JANUARY 31, 1999*
---------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.98            $ 8.81          $ 8.54                    $10.00
                                                         ------            ------          ------                    ------
Income from investment operations#(S)(S) -
  Net investment income(S)                               $ 0.77            $ 0.89          $ 0.86                    $ 0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.87)            (0.69)           0.25                     (1.45)
                                                         ------            ------          ------                    ------
      Total from investment operations                   $(0.10)           $ 0.20          $ 1.11                    $(0.98)
                                                         ------            ------          ------                    ------
Less distributions declared to shareholders -
  From net investment income                             $(0.78)           $(0.90)         $(0.84)                   $(0.47)
  From net realized gain on investments and
    foreign currency transactions                          --               (0.07)           --                        --
  In excess of net investment income                      (0.01)            (0.02)           --                       (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                      --               (0.04)           --                        --
                                                         ------            ------          ------                    ------
      Total distributions declared to shareholders       $(0.79)           $(1.03)         $(0.84)                   $(0.48)
                                                         ------            ------          ------                    ------
Net asset value - end of period                          $ 7.09            $ 7.98          $ 8.81                    $ 8.54
                                                         ======            ======          ======                    ======
Total return                                              (1.07)%            2.63%          13.54%                    (9.69)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.66%             1.67%           1.67%                     1.65%+
  Net investment income(S)(S)                             10.59%            10.83%           9.94%                     9.60%+
Portfolio turnover                                          133%              147%            158%                      127%
Net assets at end of period (000 Omitted)               $41,481           $26,031         $12,367                    $4,308

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
        Net investment income                            $ 0.73            $ 0.85          $ 0.78                    $ 0.28
        Ratios (to average net assets):
          Expenses##                                       2.11%             2.18%           2.65%                     5.55%+
          Net investment income                           10.14%            10.32%           8.96%                     5.70%+
(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets was unaffected by this change. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED JANUARY 31,
                                                       ------------------------------------------              PERIOD ENDED
                                                           2002              2001            2000         JANUARY 31, 1999*
---------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.95            $ 8.78          $ 8.52                    $10.00
                                                         ------            ------          ------                    ------
Income from investment operations#(S)(S) -
  Net investment income(S)                               $ 0.77            $ 0.89          $ 0.85                    $ 0.47
 Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.86)            (0.69)           0.25                     (1.47)
                                                         ------            ------          ------                    ------
      Total from investment operations                   $(0.09)           $ 0.20          $ 1.10                    $(1.00)
                                                         ------            ------          ------                    ------
Less distributions declared to shareholders -
  From net investment income                             $(0.78)           $(0.90)         $(0.84)                   $(0.47)
  From net realized gain on investments and
    foreign currency transactions                          --               (0.07)           --                        --
  In excess of net investment income                      (0.01)            (0.02)           --                       (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                      --               (0.04)           --                        --
                                                         ------            ------          ------                    ------
      Total distributions declared to shareholders       $(0.79)           $(1.03)         $(0.84)                   $(0.48)
                                                         ------            ------          ------                    ------
Net asset value - end of period                          $ 7.07            $ 7.95          $ 8.78                    $ 8.52
                                                         ======            ======          ======                    ======
Total return                                              (0.94)%            2.64%          13.45%                    (9.89)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.66%             1.67%           1.67%                     1.65%+
  Net investment income(S)(S)                             10.62%            10.90%           9.93%                     9.60%+
Portfolio turnover                                          133%              147%            158%                      127%
Net assets at end of period (000 Omitted)               $17,518           $11,221          $3,251                      $941

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
        Net investment income                            $ 0.74            $ 0.84          $ 0.77                    $ 0.27
        Ratios (to average net assets):
          Expenses##                                       2.11%             2.18%           2.65%                     5.55%+
          Net investment income                           10.17%            10.39%           8.95%                     5.54%+
(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets was unaffected by this change. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED JANUARY 31,
                                                       ------------------------------------------              PERIOD ENDED
                                                           2002              2001            2000         JANUARY 31, 1999*
---------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 8.04            $ 8.85          $ 8.56                    $10.00
                                                         ------            ------          ------                    ------
Income from investment operations#(S)(S) -
  Net investment income(S)                               $ 0.59            $ 1.07          $ 0.97                    $ 0.64
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.67)            (0.77)           0.25                     (1.55)
                                                         ------            ------          ------                    ------
      Total from investment operations                   $(0.08)           $ 0.30          $ 1.22                    $(0.91)
                                                         ------            ------          ------                    ------
Less distributions declared to shareholders -
  From net investment income                             $(0.85)           $(0.98)         $(0.93)                   $(0.53)
  From net realized gain on investments and
    foreign currency transactions                          --               (0.07)           --                        --
  In excess of net investment income                      (0.01)            (0.02)           --                        --
  In excess of net realized gain on investments
    and foreign currency transactions                      --               (0.04)           --                        --
                                                         ------            ------          ------                    ------
        Total distributions declared to shareholders     $(0.86)           $(1.11)         $(0.93)                   $(0.53)
                                                         ------            ------          ------                    ------
Net asset value - end of period                          $ 7.10            $ 8.04          $ 8.85                    $ 8.56
                                                         ======            ======          ======                    ======
Total return                                              (0.74)%            3.88%          14.87%                    (8.96)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.66%             0.67%           0.67%                     0.65%+
  Net investment income(S)(S)                             10.25%            11.75%          10.43%                    11.10%+
Portfolio turnover                                          133%              147%            158%                      127%
Net assets at end of period (000 Omitted)                  $155                $0+++          $70                        $0+++

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fee in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
        Net investment income                            $ 0.56            $ 1.02          $ 0.78                    $ 0.41
        Ratios (to average net assets):
          Expenses##                                       1.11%             1.18%           1.65%                     4.55%+
          Net investment income                            9.80%            11.24%           9.45%                     7.20%+

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Yield Opportunities Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended January 31, 2002 and January 31, 2001 was as follows:

                                        JANUARY 31, 2002       JANUARY 31, 2001
-------------------------------------------------------------------------------
Distributions paid from
  ordinary income                             $7,577,195             $4,982,892

During the year ended January 31, 2002, accumulated distributions in excess of net investment income decreased by $56,462 and accumulated net realized loss on investments and foreign currency transactions increased by $56,462 due to differences between book and tax accounting for currency transactions and defaulted bonds. This change had no effect on the net assets or net asset value per share.

At January 31, 2002, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses, foreign currency and defaulted bonds.

As of January 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                         $   902,533
      Capital loss carryforward                              (5,461,164)
      Unrealized loss                                        (7,259,313)

At January 31, 2002, the fund, for federal income tax purposes had a capital loss carryforward of $5,461,164 which may be applied against any net taxable realized gains of the succeeding year until the earlier of its utilization or expiration on January 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,179 for the year ended January 31, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $48,735 for the year ended January 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,787 for the year ended January 31, 2002. Fees incurred under the distribution plan during the year ended January 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $70 and $1 for Class B and Class C shares, respectively, for the year ended January 31, 2002. Fees incurred under the distribution plan during the year ended January 31, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 2002, were $24, $162,630, and $13,562 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $120,649,051 and $84,631,812, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 99,325,286
                                                                 ============
Gross unrealized depreciation                                    $(11,374,075)
Gross unrealized appreciation                                       4,640,440
                                                                 ------------
    Net unrealized depreciation                                  $ (6,733,635)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED JANUARY 31, 2002         YEAR ENDED JANUARY 31, 2001
                                      ------------------------------      ------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             4,348,826       $ 31,539,797        3,323,026       $ 27,668,871
Shares issued to shareholders in
  reinvestment of distributions           165,262          1,198,338          129,834          1,037,218
Shares reacquired                      (1,771,808)       (12,958,742)      (1,856,537)       (15,055,950)
                                      -----------       ------------       ----------       ------------
    Net increase                        2,742,280       $ 19,779,393        1,596,323       $ 13,650,139
                                      ===========       ============       ==========       ============

Class B shares
                                         YEAR ENDED JANUARY 31, 2002          YEAR ENDED JANUARY 31, 2001
                                      ------------------------------      ------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             4,077,652       $ 30,096,924        2,618,159       $ 21,909,736
Shares issued to shareholders in
  reinvestment of distributions           185,852          1,346,576          109,707            877,002
Shares reacquired                      (1,679,947)       (12,235,706)        (868,195)        (7,051,624)
                                      -----------       ------------       ----------       ------------
    Net increase                        2,583,557       $ 19,207,794        1,859,671       $ 15,735,114
                                      ===========       ============       ==========       ============

Class C shares
                                         YEAR ENDED JANUARY 31, 2002          YEAR ENDED JANUARY 31, 2001
                                      ------------------------------      ------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,893,014       $ 13,870,827        1,264,546       $ 10,488,060
Shares issued to shareholders in
  reinvestment of distributions           138,461          1,000,860           68,255            540,358
Shares reacquired                        (964,004)        (6,856,879)        (291,542)        (2,402,725)
                                      -----------       ------------       ----------       ------------
    Net increase                        1,067,471       $  8,014,808        1,041,259       $  8,625,693
                                      ===========       ============       ==========       ============

Class I shares
                                         YEAR ENDED JANUARY 31, 2002          YEAR ENDED JANUARY 31, 2001
                                      ------------------------------      ------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                21,817       $    155,000           --           $    --
Shares issued to shareholders in
  reinvestment of distributions                 1                  7                1                  8
Shares reacquired                          --                --                (7,892)           (63,333)
                                      -----------       ------------       ----------       ------------
    Net increase (decrease)                21,818       $    155,007           (7,891)      $    (63,325)
                                      ===========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended January 31, 2002, was $865. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                     NUMBER OF         PREMIUMS
                                                     CONTRACTS         RECEIVED
-------------------------------------------------------------------------------
Outstanding, beginning of period                          --           $  --
Options written                                             2            9,750
Options expired                                            (1)          (5,132)
                                                         ----          -------
Outstanding, end of period                                  1          $ 4,618
                                                         ====          =======

At January 31, 2002, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                             NET
                 SETTLEMENT             CONTRACTS TO         IN EXCHANGE           CONTRACTS          UNREALIZED
                       DATE                  DELIVER                 FOR            AT VALUE        APPRECIATION
----------------------------------------------------------------------------------------------------------------
Sales               3/19/02             EUR  275,000            $245,025            $235,812              $9,213

At January 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $32,614 with DB Clearing Services and a net payable of $2,538 with Merrill Lynch.

At January 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.63% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                    DATE OF       PRINCIPAL
DESCRIPTION                                     ACQUISITION          AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Republic of Ukraine, 11s, 2007                     7/1/1998        $625,100        $598,805        $609,473

(9) Change in Accounting Principal
As required, effective February 1, 2001 the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to February 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,896 reduction in cost of securities and a corresponding $2,896 decrease in net unrealized depreciation, based on securities held by the fund on February 1, 2001.

The effect of this change for the year ended January 31, 2002, was to decrease net investment income by $3,539, decrease net unrealized depreciation by $11,736, and increase net realized losses by $8,197. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust III and Shareholders of MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of MFS High Yield Opportunities Fund (a series of MFS Series Trust III), including the portfolio of investments, as of January 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund as of January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 8, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   FOR THE YEAR ENDED JANUARY 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 1.60%.
-------------------------------------------------------------------------------

MFS(R) HIGH YIELD OPPORTUNITIES FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John F. Addeo+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R)  HIGH YIELD                                                -------------
OPPORTUNITIES FUND                                                  PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------

[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                               MHO-2 03/02  9.3M  70/270/370/870